Exhibit 99.1

DIRTT

DIRTT Announces Adoption of Shareholder Rights Plan

CALGARY, Alberta, December 7, 2021 (GLOBE NEWSWIRE) — DIRTT Environmental Solutions Ltd. (“DIRTT”, the “Company”, “we” or “us”) (Nasdaq: DRTT, TSX: DRT), an interior construction company that uses proprietary software to design, manufacture and install fully customizable environments, today announced that its board of directors (the “Board”) has approved the adoption of a shareholder rights plan (the “Rights Plan”) pursuant to a shareholder rights plan agreement entered into with Computershare Trust Company of Canada, as Rights Agent, dated December 7, 2021 (the “Effective Date”).

Shareholder Rights Plan

The Rights Plan has been adopted to help ensure that all shareholders of the Company are treated fairly and equally in connection with any unsolicited take-over bid or other acquisition of control of DIRTT (including by way of a “creeping” take-over bid). The Rights Plan is consistent with the shareholder rights plan that the Company had in place from 2014 to 2020 and is similar to shareholder rights plans adopted by other Canadian public companies.

The Rights Plan is not being adopted in response to any specific proposal to acquire control of the Company, and the Board is not aware of any pending or threatened take-over bid for the Company. However, the Board is aware that 22NW Fund, LP (“22NW”) has announced that it intends to seek to replace six members of the Board. The Rights Plan allows 22NW to proceed with their nominations and solicit proxies in respect of the Company’s next annual general and special meeting of shareholders, which is scheduled to be held on April 26, 2022 (the “Meeting”).

At the close of business on December 17, 2021 (the “Record Time”), one right (a “Right”) will be issued and attached to each common share of DIRTT outstanding at that time. A Right will also be attached to each common share issued after the Record Time. The issuance of the Rights will not change the manner in which shareholders trade their common shares. Subject to the terms of the Rights Plan, the Rights issued under the Rights Plan become exercisable only if a person (the “Acquiring Person”), together with certain related persons (including persons “acting jointly or in concert” as defined in the Rights Plan), acquires or announces its intention to acquire 20% or more of the common shares without complying with the “Permitted Bid” provisions of the Rights Plan. The Rights Plan will not be triggered solely by the holding of 20% or more of the Company’s common shares by a shareholder and its affiliates, associates and joint actors prior to the date hereof, as any such person would be “grandfathered” subject to the terms of the Rights Plan; however, subsequent purchases of common shares of the Company by a “grandfathered” person after the Effective Date may cause such person to become an Acquiring Person pursuant to the terms of the Rights Plan. Following a transaction that results in a person becoming an Acquiring Person, the Rights entitle the holder thereof (other than the Acquiring Person and certain related persons) to purchase common shares at a significant discount to the market price at that time.

Under the Rights Plan, a “Permitted Bid” is a take-over bid made in compliance with the Canadian take-over bid regime. Specifically, a Permitted Bid is a take-over bid that is made to all shareholders, that is open for 105 days (or such shorter period as is permitted under the Canadian take-over bid regime) and that contains certain conditions, including that no common shares will be taken up and paid for unless more than 50% of the common shares that are held by independent shareholders are tendered to the take-over bid.

While the Rights Plan is effective as of the Effective Date, it is subject to shareholder ratification within six months of its adoption. The Board intends to recommend the ratification of the Rights Plan for approval by its shareholders at the Meeting. If ratified by shareholders, the Rights Plan will have an initial term of three years. If the Rights Plan is not ratified by the Company’s shareholders at the Meeting, the Rights Plan and all Rights issued thereunder will terminate and cease to be effective at that time.

The Toronto Stock Exchange (the “TSX”) has notified the Company that it will defer its consideration of the acceptance of the Rights Plan until such time as it is satisfied that the appropriate securities commission will not intervene pursuant to National Policy 62-202. However, as noted earlier, the Board is not aware of any pending or threatened take-over bid for the Company. A deferral of acceptance of the Rights Plan by the TSX does not affect the adoption or operation of the Rights Plan, which will remain operative and effective for a minimum of six months from the Effective Date, unless shareholder ratification is not obtained at the Meeting or earlier terminated.

The description of the Rights Plan in this press release is qualified in its entirety by the full text of the Rights Plan, which will be available under the Company’s profile on SEDAR at www.sedar.com or at www.sec.gov.

Special Note Regarding Forward-Looking Statements

This news release contains forward-looking information within the meaning of applicable securities legislation, which reflects the Company’s current expectations regarding future events. In some cases, forward-looking information can be identified by such terms as “plans”, “anticipated”, “believe”, and “will”. Forward-looking information is based on a number of assumptions and is subject to a number of risks and uncertainties, many of which are beyond the Company’s control that could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking information. The Company’s estimates, beliefs and assumptions may prove to be incorrect. The risks and uncertainties that may affect forward-looking information include, but are not limited to, market conditions, the effect of the COVID-19 pandemic on the Company’s operations, business and financial results, and other factors discussed under “Risks Factors” in the Company’s management’s discussion and analysis in the Company’s Annual Report on Form 10-K dated February 24, 2021, which is available on SEDAR (www.sedar.com) and on the SEC’s website (www.sec.gov). The Company does not undertake any obligation to update such forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable law. This forward-looking information speaks only as of the date of this news release.

Important Additional Information Regarding Proxy Solicitation

DIRTT intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Meeting (the “Proxy Statement”). DIRTT, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Meeting. Information regarding the names of DIRTT’s directors and executive officers and their respective interests in DIRTT by security holdings or otherwise is set forth in DIRTT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021, and DIRTT’s proxy statement for the 2021 annual meeting of shareholders, filed with the SEC on March 26, 2021. To the extent holdings of such participants in DIRTT’s securities are not reported, or have changed since the amounts described, in the 2021 proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of DIRTT’s Board for election at the Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by DIRTT free of charge from the SEC’s website, www.sec.gov. DIRTT’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6 or at ir@dirtt.com or from the investor relations section of DIRTT’s website, www.dirtt.com/investors.

About DIRTT

DIRTT is a building process powered by technology. The Company uses its proprietary ICE® software to design, manufacture and install fully customized interior environments. The technology drives DIRTT’s advanced manufacturing and provides certainty on cost, schedule, and the final result. Complete interior spaces are constructed faster, cleaner, and more sustainably. DIRTT has manufacturing facilities in Phoenix, AZ, Savannah, GA, Rock Hill, SC, and Calgary, AB. The Company works with distribution partners throughout North America. DIRTT trades on Nasdaq under the symbol “DRTT” and on the Toronto Stock Exchange under the symbol “DRT”.

FOR FURTHER INFORMATION PLEASE CONTACT

Media:

Hyunjoo Kim

Director, Communications, Marketing & Digital Strategy

Kingsdale Advisors

Direct: 416-867-2357

Cell: 416-899-6463

Email: hkim@kingsdaleadvisors.com

Investors:

Kim MacEachern

Investor Relations, DIRTT

403-618-4539

kmaceachern@dirtt.com